Graphics file located here: O:\IBD_Regional_Documents_Repository_AM_Groups\Pres Tech Graphics\Custom templates\C49E\CVR Rentech Note: Cover slide is a jpg requested by the banker. 0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink CVR Partners, LP Investor Presentation December 2016

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 1 Safe Harbor Statement The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Partners, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information included herein, including EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA and Free Cash Flow are not presentations made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non- GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Safe Harbor Statement and Non-GAAP Financial Measures

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 2  CVR Partners, LP (NYSE: UAN) is a leading North American producer and distributor of nitrogen fertilizer products − Delivered ~1.5MM tons of nitrogen products in 2015 (pro forma for East Dubuque acquisition)(1) − Structured as a publicly-traded master limited partnership (variable distributions) • General Partner does not receive Incentive Distribution Rights (IDRs) ‒ Pro Forma Adjusted LTM EBITDA of $151 million(2)(3)  Attractive long-term industry fundamentals  Acquisition of Rentech Nitrogen Partners(1) − Creates a strong business enterprise with two plants and a diversified earnings base ‒ Provides enhanced flexibility and reduced operating risk ‒ Expands position into additional attractive markets – from Southern Plains to Mid Corn Belt ‒ Increases scale, profitability and free cash flow profile  Experienced management team  Opportunities for growth Key Investment Highlights (1) On April 1, 2016, CVR Partners acquired Rentech Nitrogen Partners, L.P. (previously NYSE:RNF), whereby CVR Partners acquired the nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the East Dubuque Facility). The transaction excluded RNF’s facility in Pasadena, Texas (was divested prior to closing on the acquisition of RNF). As such, the results of the Pasadena facility are excluded for all periods presented. (2) Pro Forma Adjusted LTM EBITDA for the period ended September 30, 2016 based on reported, unaudited pro forma adjusted values to reflect the acquisition of RNF. See page 24 for reconciliation of Net Income to Adjusted EBITDA. (3) Excludes full year of anticipated $12mm in synergies. TBU for final structure

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 3 Solid Historical Fertilizer Demand Growth 0 2 4 6 8 0 50 100 150 200 Nitrogen Phosphate Potash Population (Mid-Year) Billions of Metric Tonnes Population in Billions Source: International Fertilizer Industry Association; U.S. Bureau of the Census (International Data Base) and USDA.  Global fertilizer demand has historically increased in-line with population and income growth  Nitrogen represents ~61% of global fertilizer consumption − Must be applied annually − Most important determinant of plant growth and crop yield Corn production consumes largest amount of fertilizer followed by wheat Global Fertilizer Consumption Note: Nutrient Tons; Fertilizer Years. Global Arable Land per Capita 0.18 0.20 0.22 0.24 0.26 H e c ta re s pe r P e rs o n

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 4 Solid Base of Corn Demand in the U.S. Source: USDA Economic Research Service and USDA WASDE. (1) Based on most recent five year average.  Corn has variety of uses and applications, including feed grains, ethanol for fuel and food, seed and industrial (FSI)  Feed grains − ~96% of domestic feed grains are supplied by corn − Consumes ~38% of annual corn crop(1)  Ethanol − Consumes ~38% of annual corn crop(1)  Corn production driven more by yield than acres planted Domestic Corn Planted Acres and Yield per Acre 0 20 40 60 80 100 120 140 160 180 200 0 20 40 60 80 100 120 Planted acres Yield per acre Million planted acres Bushels per harvested acre U.S. Domestic Corn Use 0 2 4 6 8 10 12 14 Feed / Residual Use Ethanol FSI (Bushels in billions)

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 80 90 100 110 120 130 M il li o n T onne s 5 Nitrogen Demand Will Continue to Grow  Global nitrogen consumption is projected to increase by 33% between 2005 and 2025 driven by: − Population growth − Decrease in farmland per capita − Biofuel consumption − Continued evolution to more protein-based diets in developing countries  Nitrogen fertilizer is a relatively small component of farmers’ cost profile Global Nitrogen Consumption Source: Fertecon, Iowa State University Ag Extension and FAO. Annual per Capita Consumption of Meat P oun d s ( lbs ) 0 50 100 150 200 250 1965 1998 2030 Sample 2015 Corn Belt Variable Cost Budget Machinery 16.1% Seed 25.7% Nitrogen 20.6% Phosphate & Potash 11.0% Chemicals 18.2% Other 8.5%

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 6 New U.S. Nitrogen Production Displacing Imports -4,000 -2,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 Production Imports Exports Consumption  U.S. has historically been a large net importer of nitrogen  Supported by relatively low natural gas prices in the U.S., new domestic capacity has been added or is coming online in late 2016 and the first half of 2017  Capacity additions will not fully meet domestic demand  After first half of 2017, no large capacity expansions expected for many years in the U.S.  Expect further industry consolidation in the future  Jan-Sep 2016 U.S. urea imports were 5.5MM tons, which is 15% lower than same period for 2015 U.S. Nitrogen Supply & Demand (0 0 0 ’s o f n it ro g e n s h o rt t o n s ) Calendar 2015 U.S. Urea Imports 921 7,847 316 159 Canada United States Trinidad & Tobago Venezuela 551 Russia 773 China 596 492 437 925 UAE Bahrain Oman Saudi Arabia 1,581 Qatar 426 Kuwait = Major Exporters = Total Imports Source: Blue Johnson and Associates, Inc. 314 Other

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink Summer Recent Nitrogen Fertilizer Market Conditions Fall 2015 – Present  Expectation of another record corn harvest in 2016 (inventories higher than historical averages)  Dealers/distributors purchased lower volumes than historically at beginning of Fill season in anticipation of additional domestic supply coming online by 2017 Spring planting season  NOLA UAN spot prices for Q3 ranged from $132-$140/ton  Urea imports into the U.S. declined significantly year-over-year  Nitrogen application in the Fall was lower than normal due to poor weather − Resulted in higher than normal inventories across the whole supply chain  Commodity prices and currencies weakened in Q4 2015, making it more attractive for foreign producers to ship product to the U.S.  Farmers slowed purchasing and prices declined to about $160/ton for NOLA UAN in January, although very few tons traded at that price level  In February it became clear that the Fall nitrogen application shortfall would be made up in the Spring  The USDA announced in late March that it expected corn planting acreage to be ~94MM in 2016, up from the predicted 88MM in 2015  Spring application started about three weeks earlier than normal, causing an accelerated need for fertilizer − Application period expected to be longer than normal, which allowed for strong ammonia application − Domestically produced tons were in greater demand due to logistical constraints  NOLA UAN prices recovered to approximately $200/ton 2 0 1 6 Fall Winter Spring 2 0 1 5 7  Nitrogen fertilizer prices start to increase in mid-to-late October as dealers/distributors begin purchasing additional volumes to meet their needs for Spring planting season – Bid pricing for Q1 2017 NOLA UAN currently ~15% higher than Q1 2017 pricing at end of Q3 2016  Fall ammonia application commenced in November Fall

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 8 Strategic Rationale for East Dubuque Acquisition A leading North American nitrogen fertilizer producer • ~1.5MM delivered tons of nitrogen products per year Diversification reduces risk • Asset diversification − Eliminates single facility risk for both partnerships • Geographic diversification • Feedstock diversification − Natural gas and pet coke Value creation from estimated annual run-rate synergies of at least $12MM • Straightforward integration − Combine two standalone facilities • Reduction of public company costs Strategic platform for growth, as the industry consolidates • Attractive market position • Strong combined balance sheet • Increased capital markets liquidity

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink  Well-positioned to capitalize on favorable North American nitrogen industry fundamentals  Combination eliminates single facility dependency and risk 9 Enhanced Flexibility and Reduced Operational Risk Highlights  Located in Kansas, adjacent to CVR Refining’s facility  Uses unique petroleum coke gasification process, also known as clean coke technology with CO2 captured  Located in heart of Mid Corn Belt  Premium pricing due to advantageous location  Relatively low cost North America natural gas as feedstock 2015 Revenue Mix Key Markets  Southern Plains  Mid Corn Belt (within 200 miles of the facility) Feedstock  Petroleum coke  Natural gas Coffeyville, Kansas Facility East Dubuque, Illinois Facility Acreage  60 acres  210 acres (140 feet above the Mississippi River) Shipping  Primarily rail with some truck  Primarily at plant gate to customers' trucks  Barge and rail Ammonia 5.8% UAN 80.2% Freight 9.4% Hydrogen 4.1% Other 0.5% Ammonia 49.7% UAN 34.9% Granular urea 5.0% Liquid urea / DEF 7.1% Nitric acid 1.6% CO2 1.2% Other 0.5%

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink East Dubuque Facility Market Area Company-Owned Nitrogen Fertilizer Facilities Company-Partnered Nitrogen Fertilizer Facility Coffeyville Facility, Kansas  Strategic location in the Southern Plains  Located on Union Pacific mainline  Transportation cost advantage to Southern Plains vs. U.S. Gulf Coast East Dubuque Facility, Illinois  Entire market within a 200-mile radius  In the center of the Mid Corn Belt – the largest nitrogen market and top corn producing region  Transportation cost savings compared to product shipped into region Combined  Storage at facilities allow for better timing of product pick-up / application by customers versus competitors located outside of the region  Region relies on imports from other parts of the U.S. to meet demand  Strong market for ammonia and UAN 10 Attractive Market Position Attractive Location for Nitrogen Fertilizer Plants  Large geographic footprint serving the Southern Plains and Mid Corn Belt markets  Product prices higher due to advantaged cost of freight  Competitive advantage due to storage capabilities at the facilities and offsite locations  Mid-2016 addition of marketing agreement with Pryor, OK, for the facility’s UAN production Coffeyville, KS Pryor, OK East Dubuque, IL

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 11  Combined entity benefits from strong and stable free cash flow generation − Adjusted Pro Forma (PF) EBITDA margins averaged ~48% from 2012 to 2015 − Maintenance capital expenditures averaged ~$16 million annually, or ~3% of net sales, from 2012 to 2015  As a result, the majority of PF EBITDA is converted into free cash flow − Free cash flow conversion averaged ~93% of Adjusted EBITDA from 2012 to 2015 − Cumulative free cash flow generation of $900 million during the same period Unaudited Historical PF Adjusted EBITDA(1) and Margin Unaudited Historical PF Free Cash Flow Generation(2) $148 $153 $110 $107 $151 $132 $84 $78 $103 $12 $12 $12 $12 55.5% 49.6% 40.5% 45.1% 36.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $100 $200 $300 $400 $500 2012 2013 2014 2015 LTM 9/30/16 UAN Adj. EBITDA RNF Adj. EBITDA Synergies PF Margin ($ in millions) $292 $249 $200 $221 $277 $236 $186 $201 94.7% 94.9% 93.0% 90.9% 0.0% 25.0% 50.0% 75.0% 100.0% $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 PF Free Cash Flow % Conversion ($ in millions) Unaudited Historical PF Maintenance Capital Expenditures $8 $4 $5 $10 $8 $9 $9 $11 3.0% 2.6% 2.8% 4.1% 0.0% 1.0% 2.0% 3.0% 4.0% $0 2012 2013 2014 2015 UAN Maintenance Capex RNF Maintenance Capex PF Margin ($ in millions) $16 $13 $14 $20 (1) PF Adjusted EBITDA for all periods excludes contribution from Pasadena facility. For 2012-2015, includes $12mm of synergies. LTM 9/30/16 excludes full year of anticipated $12mm in synergies. (2) Free cash flow defined as PF Adjusted EBITDA less maintenance capital expenditures (excludes Pasadena facility impacts). Increased Scale, Profitability and Free Cash Flow Profile $151

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink  Plant construction completed in 2000 − UAN expansion completed in 2013  Only plant in North America that uses petroleum coke as feedstock  Includes: ‒ 1,300 ton-per-day ammonia unit ‒ 3,000 ton-per-day UAN unit ‒ Gasifier complex with capacity of 89 million standard cubic feet per day of hydrogen 12 Coffeyville, KS Facility Capital Spending On-Stream Factors(1) 89% 99% 93% 96% 97% 90%88% 98% 91% 94% 93% 88% 81% 96% 86% 92% 92% 87% 2010 2011 2012 2013 2014 2015 Gasification Ammonia UAN (1) On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency. Rates include the impact of downtime associated with major turnarounds, third party outages and other extended outages. $8.9 $6.2 $7.7 $3.5 $4.7 $9.6 $1.2 $12.9 $74.5 $40.3 $16.4 $7.4 $10.1 $19.1 $82.2 $43.8 $21.1 $17.0 $0 $20 $40 $60 $80 $100 2010 2011 2012 2013 2014 2015 Maintenance Profit and growth ($ in millions)  2011-2013: Substantial majority of profit and growth spending related to UAN plant expansion project Note: Major scheduled plant turnarounds occurred in 2010, 2012 and 2015.

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 92% 92% 95% 84% 96% 97% 93% 93% 95% 84% 95% 98% 2010 2011 2012 2013 2014 2015 Ammonia UAN  Primarily produces ammonia and UAN using natural gas as primary feedstock  Located in center of Mid Corn Belt – the largest nitrogen market and top corn producing region in the U.S.  Recently completed installation of new ammonia synthesis converter to increase plant reliability, production and plant efficiency  Includes: ‒ 1,075 ton-per-day ammonia unit ‒ 1,100 ton-per-day UAN unit 13 East Dubuque, IL Facility Capital Spending On-Stream Factors(1) (1) As reported in RNF’s SEC filings, on-stream factor equals the total days the applicable plant operated in any given period, divided by the total days in that period. Rates include the impact of downtime associated with major turnarounds, third party outages and other extended outages. Compressor repair and converter fire $7.9 $9.3 $9.4 $10.8 $52.4 $50.5 $14.4 $17.6 $60.3 $59.8 $23.8 $28.4 $0 $20 $40 $60 $80 2012 2013 2014 2015 Maintenance Profit and growth ($ in millions)  2012-2013: Substantial majority of profit and growth spending related to ammonia production and storage capacity expansion projects Note: Major scheduled plant turnarounds occurred in 2011, 2013 and 2016.

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 14 Experienced Management Team John (Jack) J. Lipinski: Executive Chairman – Over 40 years Mark A. Pytosh: CEO & President – 30 years Susan M. Ball: CFO & Treasurer – 32 years William (Bill) White: EVP Marketing & Operations – 40 years Neal E. Barkley: VP Operations – 35 years Matthias (Matt) O. Green: VP Marketing – 32 years John R. Walter: SVP, General Counsel & Secretary – 14 years

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 15 Solid Financial Profile Cash and Cash Equivalents 65.3$ Working Capital 78.2$ Total Assets 1,326.9$ Total Debt 649.2$ (1) Total Partners' Capital 639.5$ Net Sales 417.9$ EBITDA 145.6$ (2)(3) Adjusted EBITDA 150.5$ (2)(3) Net Income 11.8$ (2) EPU - Diluted 0.10$ (2) Weighted Average Diluted Units Outstanding 113.3 Total Debt to Pro Forma Adjus ed EBITDA 4.3 x Net Debt to Pro Forma Adjusted EBITDA 3.9 x (4) Total Debt to Capital 50% Net Debt to Capital 45% (4) Unaudited Selected Credit M trics Unaudited Selected Balance Sheet Data As of September 30, 2016 (in millions) Unaudited Pro Forma Selected Income Statement Data For the Twelve Months Ended September 30, 2016 (in millions, except per unit data) (1) Gross debt not net of unamortized debt issuance costs or unamortized discount. (2) Excludes full year of anticipated $12mm in synergies. (3) See page 24 for reconciliation of Net Income to EBITDA and Adjusted EBITDA. (4) Net Debt defined as Total Debt less Cash and Cash Equivalents.

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 16 CVR Partners’ 2016 Q3 and YTD Results Three Months Ended September 30, Nine Months Ended September 30, 2016 2015 2016 2015 UAN Product Price Per Ton at Gate(1) $154 $227 $187 $256 Ammonia Product Price Per Ton at Gate(1) $345 $478 $385 $529 Net Sales $78.5 $49.3 $271.4 $223.2 Net Income (Loss) ($13.4) ($13.5) ($12.4) $43.3 EBITDA(2) $18.8 ($4.3) $61.7 $69.7 Adjusted EBITDA(2) $17.4 $3.8 $74.4 $78.3 Available Cash for Distribution(2) $0.4 ($3.0) $50.8 $58.0 Distribution Declared Per Unit(3) $0.00 $0.00 $0.44 $0.84 Common Units Outstanding(3) 113.3 73.1 113.3 73.1 In millions, except product price at gate per ton and per unit data Note: The results of our East Dubuque Facility are included for the post acquisition period beginning April 1, 2016. (1) Product pricing at g te represents net sales less fr ight rev nue divided by product sales volumes in tons and is shown in order to provide a pricing measure that is comparabl across the fertilizer industry. (2) See pa e 25 for reconciliation of Net In ome (Loss) to EBITDA, Adjusted EBITDA and Available Cash for Distribution. (3) 2016 Q3 and YTD 2016 distribution declared per unit is based on post-merger 113.3MM common unts utstanding.

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 17 Key Investment Highlights  Leading North American producer and distributor of nitrogen fertilizer products  Attractive long-term industry fundamentals  Benefitting from recent acquisition of Rentech Nitrogen Partners, L.P.  Experienced management team  Opportunities for growth

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink Appendix

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 19 Activities & Transactions January-March April-June July-September October-December Season Dealer/Distributor Fill Orders & Wheat Topdress Spring Planting Dealer/Distributor Fill Orders Dealer/Distributor Fill Orders & Fall Planting Crop No Planting Corn Planting Wheat Planting (Southern Territories) Wheat Planting Nitrogen Need Fill Orders & Topdress Topdress & Sidedress Fill Orders Fill Orders & Topdress Pricing & Shipments Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Q2 Delivery Delivery of Prior Year Prepay Orders Prompt Pricing & Shipments Delivery of Prior Year & Q1 Prepay Orders Prompt Pricing & Shipments Forward Pricing for Fill Orders for Q4 Delivery Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Next Year Q1 & Q2 Delivery Delivery of Q3 Fill Orders

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink $33 $30 $28 $25 2012 2013 2014 2015 Pet coke 92.6% 95.6% 96.8% 90.2% 91.1% 94.4% 92.6% 87.5% 86.4% 91.9% 92.0% 87.3% 2012 2013 2014 2015 Gasification Ammonia UAN $613 $643 $518 $521 $303 $282 $259 $247 2012 2013 2014 2015 Ammonia UAN 20 On-Stream Factors Pet Coke Cost per Ton Product Pricing at Gate Production Volume Key Operating Statistics – Coffeyville 390 402 389 385 644 931 964 929 2012 2013 2014 2015 Ammonia UAN (thousand tons) ($ / ton) ($ / ton)

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink $3.59 $4.16 $5.00 $3.74 2012 2013 2014 2015 Natural gas $669 $650 $549 $538 $326 $295 $280 $255 2012 2013 2014 2015 Ammonia UAN 21 On-Stream Factors Natural Gas Cost Realized Pricing Production Volume Key Operating Statistics – East Dubuque 293 244 324 340 301 262 269 279 2012 2013 2014 2015 Ammonia UAN (thousand tons) ($ / ton) ($ / MMBtu) 95.4% 83.6% 95.6% 98.4% 95.1% 84.1% 95.3% 97.0% 2012 2013 2014 2015 Ammonia UAN

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 22 CVR Partners – Annual Reconciliation of Consolidated Net Income to Adjusted EBITDA and Free Cash Flow (1) Free cash flow defined as Adjusted EBITDA less maintenance capital expenditures. FY ended December 31, ($ in millions) 2012 2013 2014 2015 Net income $112.2 $118.6 $76.1 $62.0 (+) Interest expense and other financing costs, net 3.6 6.3 6.7 7.0 (+) Depreciation and amortization 20.7 25.6 27.3 28.4 (+) Income tax expense 0.1 0.1 – – EBITDA $136.6 $150.6 $110.1 $97.4 (+) Major scheduled turnaround expense 4.8 – - 7.0 (+) Share-based compensation, non-cash 6.8 2.2 0.2 0.1 (+) Expenses associated with the merger - - - 2.3 Adjusted EBITDA $148.2 $152.8 $110.3 $106.8 (–) Maintenance capital expenditures (7.7) (3.5) (4.7) (9.6) Free Cash Flow (1) $140.5 $149.3 $105.6 $97.2

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 23 Rentech Nitrogen Partners(1) – Annual Reconciliation of Consolidated Net Income to Adjusted EBITDA and Free Cash Flow (1) On April 1, 2016, CVR Partners acquired Rentech Nitrogen Partners, L.P. (previously NYSE:RNF), whereby CVR Partners acquired the nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the East Dubuque Facility). The transaction excluded RNF’s facility in Pasadena, Texas (was divested prior to closing on the acquisition of RNF). As such, the results of the Pasadena facility are excluded for all periods presented. (2) Free cash flow defined as Adjusted EBITDA less maintenance capital expenditures. ($ in millions) 2012 2013 2014 2015 Net Income 109.7$ 52.4$ 46.9$ $57.8 (+) Interest expense and other financing costs, net 1.5 14.1 19.1 21.7 (+) Depreciation and amortization 11.5 9.2 15.9 18.2 (+) Income tax expense (benefit) 0.3 (0.2) - - EBITDA 123.0$ 75.5$ 81.9$ $97.7 (+) Loss on debt extinguishment 2.1 6.0 0.6 - (-) Agrifos settlement - - (5.6) - (-) Earn out adjustment - (4.9) - - (+) Sh re-based compensation, non-cash 2.8 1.5 1.3 1.1 (+) Major scheduled turnaround expense - 5.8 - - (+) Expenses associated with the merger - - - 3.7 (+) Acquisition costs 4.1 - - - Adjusted EBITDA 132.0$ 83.9$ 78.2$ $102.5 (-) Maintenance capital expenditures (7.9) (9.3) (9.4) (10.6) Free Cash Flow (2) 124.1$ 74.6$ 68.8$ $91.9 FY ended December 31,

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 24 Unaudited Pro Forma LTM 9/30/16(1) – Quarterly Reconciliation of Consolidated Net Income (Loss) to Adjusted EBITDA (1) The summary unaudited pro forma financial information for the LTM period assumes CVR Partners owned the East Dubuque Facility for all periods presented and also assumes the $645M principal balance of the 2023 senior secured notes was outstanding for all periods presented. Pro forma net income (loss) has also been adjusted to exclude $13.0 million of nonrecurring expenses related to the fair value adjustment to acquisition-date inventory and deferred revenue. Pro forma net income includes incremental depreciation resulting from increased fair value of the property, plant and equipment as noted in the previously filed preliminary purchase price allocation. The summary pro forma financial information is for informational purposes only and does not purport to represent what the Partnership's consolidated results of operations actually would have been if the East Dubuque Merger had occurred at any date, and such data does not purport to project the Partnership's results of operations for any future period. (2) Excludes full year of anticipated $12mm in synergies. $ in millions Q4 2015 Q1 2016 Q2 2016 Q3 2016 LTM 9/30/16 Net Income (Loss) $13.1 $9.0 $2.5 ($12.8) $11.8 Interest expense and other financing costs, net 15.8 15.8 15.3 15.7 62.6 Income tax expense - - 0.1 0.2 0.3 Depreciation and amortization 18.3 18.6 17.6 16.4 70.9 EBITDA $47.2 $43.4 $35.5 $19.5 $145.6 Major scheduled turnaround expenses - - 6.6 - 6.6 Share-based compensation, on-cash 0.2 0.2 - - 0.4 Business interruption recovery - - - (2.1) (2.1) Adjusted EBITDA(2) $47.4 $43.6 $42.1 $17.4 $150.5

0 0 0 Dark 1 255 255 255 Light 1 102 162 188 Dark 2 123 113 160 Light 2 0 56 104 Accent 1 120 152 179 Accent 2 178 194 209 Accent 3 107 113 118 Accent 4 218 219 221 Accent 5 123 124 65 Accent 6 37 91 137 Hyperlink 102 136 164 Followed Hyperlink 25 CVR Partners – Unaudited 2016 Q3/YTD Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Cash Available for Distribution $ in millions Note: The results of our East Dubuque Facility are included for the post acquisition period beginning April 1, 2016. Three Months Ended Nine Months Ended September 30, September 30, 2016 2015 2016 2015 Net Income (Loss) ($13.4) ($13.5) ($12.4) $43.3 Interest expense and other financing costs, net 15.6 1.8 32.8 5.2 Income tax expense 0.2 - 0.3 - Depreciation and amortization 16.4 7.4 41.0 21.2 EBITDA $18.8 ($4.3) $61.7 $69.7 Major scheduled turnaround expenses - 6.6 6.6 7.0 Share-based compensation, non-cash - - - 0.1 Loss on extinguishment of debt - - 5.1 - Expenses associated with the East Dubuque Merger 0.7 1.5 3.1 1.5 Insurance recovery - business interruption (2.1) - (2.1) - Adjusted EBITDA $17.4 $3.8 $74.4 $78.3 Net cash interest expense (excluding capitalized interest) and debt service (15.0) (1.5) (31.0) (4.4) Maintenance capital expenditures (3.4) (3.8) (8.3) (7.4) Major scheduled turnaround expenses - (6.6) (6.6) (7.0) Cash reserves for future turnaround expenses - - - (7.0) Expenses associated with the East Dubuque Merger (0.7) (1.5) (3.1) (1.5) Insurance recovery - business interruption 2.1 - 6.1 - Impact of purchase accounting - - 13.0 - Available cash associated with East Dubuque 2016 Q1 - - 6.3 - Release of cash reserves established for turnaround expenses - 6.6 - 7.0 Available Cash for Distribution $0.4 ($3.0) $50.8 $58.0